The Glenmede Fund, Inc.

The Glenmede Portfolios

Supplement dated March 24, 2014 to the

Statement of Additional Information dated February 28, 2014

The first two paragraphs under the section “PURCHASE OF SHARES” on page 26 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

“The purchase price of shares of each class of a Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of The Glenmede Trust Company, N.A. (“Glenmede Trust”), Glenmede Investment Management LP (“GIM” or the “Advisor”), Philadelphia International Advisors LP (“Philadelphia International”) or certain approved brokers, employee benefit plans or other institutions (“Institutions”) to transmit orders for share purchases to State Street, the Funds’ transfer agent, and to deliver, or provide instructions to investors for the delivery of, required funds to State Street, the Funds’ custodian, on a timely basis.

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments, from time to time.”